UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2010

ACADIA PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 SORRENTO VALLEY BOULEVARD SAN DIEGO, CALIFORNIA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 558-2871

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 23, 2010, ACADIA Pharmaceuticals Inc. and Allergan Sales, LLC entered into an amendment to extend the research term of the parties’ March 27, 2003 collaboration (the “Amendment”). The 2003 collaboration originally provided for a three-year research term and provided for payments consisting of an upfront fee and research funding and related fees during the original research term, which ended on March 27, 2006. The parties previously had extended the research term through March 27, 2010. The Amendment extends the research term for one additional year, through March 27, 2011. During the extended research term of the Amendment, the parties will focus joint research efforts on discovery activities in ophthalmic indications. ACADIA will receive research funding during the extended research term of the Amendment. Pursuant to the Amendment, during the extended research term, Allergan could exclusively license specified chemistries and related assets for development and commercialization. If ACADIA grants Allergan such an exclusive license, ACADIA would be eligible to receive license fees and milestone payments upon the successful achievement of agreed upon clinical and regulatory objectives in addition to royalties on future product sales, if any.

Forward-Looking Statements

Certain statements in this report that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements relating to ACADIA’s and Allergan’s future research plans, research funding obligations, potential licenses, and potential license fees and milestone and royalty payments. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including the risks and uncertainties inherent in drug discovery, development and commercialization. For a discussion of these and other factors, please refer to ACADIA’s annual report on Form 10-K for the year ended December 31, 2009 as well as other subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are qualified in their entirety by this cautionary statement and ACADIA undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date: March 23, 2010	By:	/s/ GLENN F. BAITY
Glenn F. Baity
Vice President, General Counsel, and Secretary

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